Exhibit 10.72

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00087516

AMENDMENT

Date of Amendment: November 15, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1. Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI Spain 25/50 Index

•	MSCI Italy 25/50 Index

•	MSCI Mexico IMI 25/50 Index

•	MSCI Poland IMI 25/50 Index

•	MSCI Chile IMI 25/50 Index

•	MSCI Korea 25/50 Index

•	MSCI Thailand IMI 25/50 Index

•	MSCI Switzerland 25/50 Index

•	MSCI New Zealand IMI 25/50 Index

•	MSCI Austria IMI 25/50 Index

•	MSCI Brazil 25/50 Index

The above Indexes shall be collectively referred to hereunder as the “25/50 Indexes.”

For the avoidance of doubt, the terms contained in Exhibit B of the Agreement shall apply to all Funds based on the MSCI Belgium IMI 25/50 Index; provided that in addition to listing and trading the Funds on *********** domiciled exchange, Funds based on the MSCI Belgium IMI 25/50 Index also may be listed and traded on stock or security exchanges domiciled in:

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License Fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the 25/50 Indexes. All listed Funds must be issued, sold and traded on a public basis in accordance with the applicable securities law. All other terms and restrictions contained in Exhibit B shall apply.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	MSCI may terminate this Amendment with respect to the Index in the event that Licensee does not list a Fund based on the Index on an exchange within 1 year of the date of this Amendment.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Timothy M. Meyer	By	/s/ David Dalpe

Name	Tim Meyer	Name	David Dalpe

Exhibit 10.72

A.N.: 130339

AMD_00087516

	(printed)		(printed)
Title	M. Director	Title	Vice President

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Jenni Lee

Name	Jenni Lee
(printed)

Title	Director